UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2005

MortgageIT Securities Corp. (as depositor under the MortgageIT Trust 2005-AR1 Pooling and Servicing Agreement dated as of November 1, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-AR1)

MORTGAGEIT SECURITIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-119686	56-2483326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Maiden Lane New York, New York		10038
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 651-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
For a description of the Certificates and the Mortgage Pool, refer to the Pooling and Servicing Agreement.
Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
3.1
Amendment Number One to Pooling and Servicing, dated as of November 1, 2005 among among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, N.A, as master servicer and securities administrator, Deutsche Bank National Trust Company, as trustee and MortgageIT, Inc., as seller and company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORTGAGEIT SECURITIES CORP.

By:	/s/ Donald Epstein
Name:	Donald Epstein
Title:	Treasurer

Dated: June 19, 2006

EXHIBIT INDEX

Exhibit Number	Description
3.1
Amendment Number One to Pooling and Servicing, dated as of November 1, 2005 among among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, N.A, as master servicer and securities administrator, Deutsche Bank National Trust Company, as trustee and MortgageIT, Inc., as seller and company.